EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the Quarterly Report of Arax Holdings Corp. (the “Company”) on Form 10-Q for the quarter ended January 31, 2022 as filed with the Securities and Exchange Commission (the “Report”), Christopher Strachan, Chief Financial Officer and Principal Financial and Accounting Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
March 17, 2023	/s/ Christopher Strachan
Christopher Strachan, Chief Financial Officer (Principal Financial and Accounting Officer)

[A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.]